UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7035 South High Tech Drive Midvale, Utah	84047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2019, the Board of Directors of Sportsman’s Warehouse Holdings, Inc. (the “Company”) appointed Philip Williamson to serve on the Board of Directors as an independent Class I director, effective September 12, 2019, to serve until the Company’s 2021 annual meeting of stockholders and until his successor is duly elected and qualified. The appointment of Mr. Williamson fills a newly created vacancy on the Board of Directors resulting from an increase in the size of the Board of Directors to eight directors.  The Board of Directors also appointed Mr. Williamson to serve on the Audit Committee and the Compensation Committee of the Board of Directors.

In connection with his service as a director, Mr. Williamson will receive the Company’s standard non-employee director cash and equity compensation, which is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2019. In addition, Mr. Williamson will receive an annual grant of restricted stock units for fiscal 2019 with a fair market value equal to $75,000, which will be pro-rated for fiscal 2019.

Mr. Williamson will also enter into an indemnification agreement with the Company in the form previously approved by the Board of Directors and filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K on April 8, 2019.

There is no arrangement or understanding between Mr. Williamson and any other persons pursuant to which Mr. Williamson was appointed as a director, and Mr. Williamson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 12, 2019, the Company issued a press release announcing the appointment of Mr. Williamson to the Board of Directors as set forth in Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this report:

Exhibit No. Description

Exhibit 99.1. Press release dated September 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Robert K. Julian
Name:	Robert K. Julian
Title:	Secretary and Chief Financial Officer

Date: September 12, 2019